QUARTERLY SUMMARY (unaudited)	12 Months Ended
Dec. 31, 2011
Quarterly Financial Information Disclosure [Abstract]
QUARTERLY SUMMARY (unaudited)
QUARTERLY SUMMARY (unaudited)

		Successor
		First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2011:
Revenue		$79,312	$118,825	$134,348	$120,035
Net income (loss)		(24,714)	2,548	9,609	854
Net income (loss) per share-basic		(2.07)	0.21	0.80	0.07
Net income (loss) per share-diluted		$(2.07)	$0.21	$0.67	$0.07

	Predecessor			Successor
	First Quarter	Second Quarter	July 1, 2010 to Aug 31, 2010	Sept 1, 2010 to Sept 30, 2010	Fourth Quarter
	(in thousands, except per share data)
2010:
Revenue	$78,960	$118,003	$81,643	$37,382	$103,983
Net income (loss)	(25,247)	(14,629)	52,721	152	(5,906)
Net income (loss) per share	$(0.69)	$(0.40)	$1.44	$0.01	$(0.49)

		Predecessor
		First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2009:
Revenue		$103,431	$119,249	$125,466	$101,008
Net loss		(9,454)	(3,994)	(58,060)	(16,730)
Net loss per share		$(0.26)	$(0.11)	$(1.60)	$(0.46)

During the fourth quarter of 2011, we reclassified $1.5 million of activity on the consolidated statement of cash flows to cash used in financing activities that had previously been included in cash used in investing activities in varying amounts during the first three quarters of 2011. This activity related to $0.7 million of principal note payments on the seller financed portion of the acquisition of assets in our west Texas market and a $0.8 million payment on the redemption of Superior. The amounts previously included in investing activities was approximately $1.3 million for the three months ended March 31, 2011, $1.4 million for the six months ended June 30, 2011 and $1.5 million for the nine months ended September 30, 2011. We will revise the classification for these 2011 periods during the first three quarters of 2012.